================================================================================

                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549


                                   ----------


                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                 January 7, 1999


                                   ----------

                                   TEXACO INC.
             (Exact name of registrant as specified in its charter)



             Delaware                     1-27                  74-1383447
(State or other jurisdiction of     (Commission File         (I.R.S. Employer
         incorporation)                 Number)           Identification Number)



       2000 Westchester Avenue,                                     10650
        White Plains, New York                                    (Zip Code)
(Address of principal executive offices)

                                 (914) 253-4000

              (Registrant's telephone number, including area code)


================================================================================

Item 5.  Other Events
---------------------

                  On January 7, 1999, the Registrant issued a Press Release entitled "Texaco Announces $600 Million Reduction in 1999 Capital and Exploratory Spending Plan - Spending Plan Coupled with Accelerated $650 Million Cost Reduction Program," a copy of which is attached hereto as Exhibit 99.1 and made a part hereof.

                  On January 8, 1999, the Registrant issued a Press Release entitled "Texaco Announces Fourth Quarter Charges - Inventory and Asset Write-Downs, Restructuring Costs Noted," a copy of which is attached hereto as Exhibit 99.2 and made a part hereof.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
---------------------------------------------------------------------------

(c)      Exhibits

         99.1 Press Release issued by Texaco Inc. dated January 7, 1999, entitled "Texaco Announces $600 Million Reduction in 1999 Capital and Exploratory Spending Plan."

         99.2 Press Release issued by Texaco Inc. dated January 8, 1999, entitled "Texaco Announces Fourth Quarter Charges."

                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.








                                                               TEXACO INC.
                                                         -----------------------
                                                               (Registrant)





                                                   By:       R. E. KOCH
                                                         -----------------------
                                                          (Assistant Secretary)





Date:  January 8, 1999
       ---------------